GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

July 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 93.3%
Australia – 0.1%
614,654	WiseTech Global Ltd. (Software)	$ 35,495,673

Brazil – 3.5%
48,709,014	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	715,048,325
23,540,101	Vale SA (Metals & Mining)	344,284,089

		1,059,332,414

Canada – 1.8%
1,666,873	Fortis, Inc. (Electric Utilities)	71,053,677
3,317,968	Metro, Inc. (Consumer Staples Distribution & Retail)	178,573,685
5,584,120	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	289,401,100

		539,028,462

China – 0.5%
3,225,479	Tencent Holdings Ltd. (Interactive Media & Services)	148,246,630

Denmark – 5.8%
10,828,186	Novo Nordisk A/S Class B (Pharmaceuticals)	1,746,068,734

France – 11.1%
39,957	Hermes International (Textiles, Apparel & Luxury Goods)	88,435,420
1,101,883	L’Oreal SA (Personal Products)	512,496,153
972,522	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	903,246,849
1,881,242	Thales SA (Aerospace & Defense)	281,414,583
25,699,205	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,561,393,924

		3,346,986,929

Germany – 4.9%
3,112,596	Deutsche Boerse AG (Capital Markets)	596,378,132
22,607,928	Deutsche Telekom AG (Diversified Telecommunication Services)	492,880,715
4,685,985	Mercedes-Benz Group AG (Automobiles)	374,236,424

		1,463,495,271

India – 13.2%
18,358,632	Adani Enterprises Ltd. (Trading Companies & Distributors)	556,920,307
34,476,654	Adani Green Energy Ltd.* (Independent Power and Renewable Electricity Producers)	458,284,482
44,299,712	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	419,140,250

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
27,068,173	Adani Transmission Ltd.* (Electric Utilities)	$ 270,093,461
33,562,218	HDFC Bank Ltd. (Banks)	673,797,994
28,895,368	ICICI Bank Ltd. ADR (Banks)	709,959,192
118,226,162	ITC Ltd. (Tobacco)	669,916,839
29,694,768	State Bank of India (Banks)	224,308,231

		3,982,420,756

Indonesia – 1.5%
602,278,998	Bank Central Asia Tbk PT (Banks)	364,759,032
239,749,547	Bank Mandiri Persero Tbk PT (Banks)	91,139,667

		455,898,699

Ireland – 1.7%
1,633,580	Aon PLC Class A (Insurance)	520,295,230

Italy – 1.0%
19,726,025	Eni SpA (Oil, Gas & Consumable Fuels)	301,154,609

Japan – 4.2%
5,414,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	178,379,855
11,681,522	SoftBank Group Corp. (Wireless Telecommunication Services)	594,150,171
8,605,200	Tokio Marine Holdings, Inc. (Insurance)	197,876,409
1,932,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	290,058,003

		1,260,464,438

Netherlands – 6.9%
3,471,486	Airbus SE (Aerospace & Defense)	511,349,933
1,986,570	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,423,035,484
10,225,005	ING Groep NV (Banks)	149,250,948

		2,083,636,365

Russia(a) – 0.0%
48,039,056	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	—

		—

Spain – 2.1%
42,571,112	Banco Bilbao Vizcaya Argentaria SA (Banks)	337,434,562

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
70,643,015	CaixaBank SA (Banks)	$ 285,765,157

		623,199,719

Switzerland – 6.8%
2,873,409	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	462,713,103
217,861,551	Glencore PLC (Metals & Mining)	1,324,910,568
1,699,570	Nestle SA (Food Products)	208,229,833
142,652	Sika AG (Chemicals)	44,398,650

		2,040,252,154

Taiwan – 2.0%
33,450,043	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	604,027,458

United Kingdom – 9.7%
12,175,369	AstraZeneca PLC (Pharmaceuticals)	1,749,310,728
24,708,413	Imperial Brands PLC (Tobacco)	583,747,042
2,856,380	London Stock Exchange Group PLC (Capital Markets)	310,187,866
9,246,229	Shell PLC (Oil, Gas & Consumable Fuels)	284,422,066

		2,927,667,702

United States – 16.5%
1,468,665	Alphabet, Inc. Class A* (Interactive Media & Services)	194,921,219
3,291,031	Alphabet, Inc. Class C* (Interactive Media & Services)	438,069,136
624,889	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	561,556,500
881,468	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	633,325,943
103,467	Mastercard, Inc. Class A (Financial Services)	40,794,969
1,622,405	Meta Platforms, Inc. Class A* (Interactive Media & Services)	516,898,233
926,258	Netflix, Inc.* (Entertainment)	406,599,474
3,245,829	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,516,743,434
11,028,982	Schlumberger NV (Energy Equipment & Services)	643,430,810

		4,952,339,718

TOTAL COMMON STOCKS (Cost $23,942,140,844)		$28,090,010,961

Shares	Dividend Rate	Value

Preferred Stocks – 4.7%
Brazil – 4.7%
Itau Unibanco Holding SA (Banks)
114,391,556	5.352%	$ 692,820,336
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
110,271,057	15.666	725,462,878

TOTAL PREFERRED STOCKS (Cost $1,143,929,883)		$ 1,418,283,214

Investment Company(b) – 0.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
227,511,103	5.220%	$ 227,511,103
(Cost $227,511,103)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
232,907,525	5.220%	$ 232,907,525
(Cost $232,907,525)

TOTAL INVESTMENTS – 99.6% (Cost $25,546,489,355)		$29,968,712,803

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		120,520,826

NET ASSETS – 100.0%		$30,089,233,629

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an affiliated Issuer.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

SECTOR ALLOCATION AS OF JULY 31, 2023

Sector	% of Total Market Value
Financials	17.5%
Information Technology	17.0
Energy	15.2
Health Care	11.8
Communication Services	9.4
Consumer Staples	7.2
Materials	6.4
Consumer Discretionary	6.1
Industrials	5.9
Utilities	2.7
Investment Company	0.8
100.0%

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Markets Fund’s shareholder report.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,438,337,135	$5,012,720,846	$—
Australia and Oceania	—	35,495,673	—
Europe	1,115,960,056	13,936,796,657	—
North America	5,491,368,180	—	—
South America	1,059,332,414	—	—
Preferred Stocks	—	1,418,283,214	—
Securities Lending Reinvestment Vehicle	232,907,525	—	—
Investment Company	227,511,103	—	—

Total	$9,565,416,413	$20,403,296,390	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The Fund’s risks include, but are not limited to, the following:

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts (“Depositary Receipts”), which include American Depositary Receipts (“ADRs”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

July 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.